Exhibit 6


                           JOINT FILING AGREEMENT
                           ----------------------
                         PURSUANT TO RULE 13d-1(k)
                         -------------------------

The undersigned acknowledge and agree that the foregoing statement of
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: April 28, 2006

                                        /s/ Patrick Soon-Shiong
                                        --------------------------------
                                        Patrick Soon-Shiong


                                        /s/ Steven H. Hassan
                                        --------------------------------
                                        Steven H. Hassan


                                        THE THEMBA 2005 TRUST I

                                        By: /s/ Steven H. Hassan
                                            ----------------------------
                                        Steven H. Hassan, Trustee


                                        THE THEMBA 2005 TRUST II

                                        By: /s/ Steven H. Hassan
                                            ----------------------------
                                        Steven H. Hassan, Trustee



                                        CALIFORNIA CAPITAL LIMITED PARTNERSHIP

                                        BY: THEMBA LLC, ITS GENERAL PARTNER

                                        By: /s/ Steven H. Hassan
                                            ----------------------------
                                        Name:  Steven H. Hassan
                                        Title: Manager


                                        THEMBA LLC

                                        By: /s/ Steven H. Hassan
                                            ----------------------------
                                        Name:  Steven H. Hassan
                                        Title: Manager